UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 18, 2014	000-52641
Date of Report (Date of earliest event reported)	Commission File Number

INFRASTRUCTURE MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Delaware	98-0492752
(State or other jurisdiction of incorporation or	(I.R.S. Employer Identification Number)
organization)

1135 Terminal Way, Suite 207B
Reno, NV 89502 USA
(Address of Principal Executive Offices) (Zip Code)

775-322-4448
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 19, 2014 Infrastructure Materials Corp. (the “Company”) announced that it has obtained a $100,000 loan (the “Loan”) from a private corporation controlled by a member of the Company’s Board of Directors. The Loan was made pursuant to an unsecured, demand promissory note dated as of August 18, 2014 and bears interest at a rate of 4% per annum. Proceeds from the Loan will be used for working capital.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit 99.1	Press release dated August 19, 2014 entitled “Infrastructure Materials Corp. Secures Working Capital Loan”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASTRUCTURE MATERIALS CORP.

August 19, 2014		/s/ Randal Ludwar
	Name:	Randal Ludwar
	Title:	Secretary